Vanguard Growth Index Fund

Supplement dated March 25, 2019, to the Prospectus and Summary Prospectus Dated April 25, 2018

Prospectus and Summary Prospectus Changes

The following is added under the heading “Principal Risks”:

• Nondiversification Risk. Due to a recent index rebalance and in order to closely track the composition of the Fund’s target index, more than 25% of the Fund’s total assets are invested in issuers representing more than 5% of the Fund’s total assets. As a result, the Fund is nondiversified under the Investment Company Act of 1940, although it continues to hold more than 300 stocks across a number of sectors. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

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PS 09 032019